UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 1, 2020, as a result of the unusual circumstances surrounding the COVID-19 epidemic, Michael P. Huseby, Chairman and Chief Executive Officer of Barnes & Noble Education, Inc. (the “Company”) voluntarily agreed to a temporary reduction of his base salary of 25%, effective April 13, 2020. As contemplated by the letter agreement between Mr. Huseby and the Company, dated as of April 1, 2020 (the “Letter Agreement”), the temporary reduction in Mr. Huseby’s base salary will continue through the end of the current term of his employment agreement. Mr. Huseby will remain eligible to participate in the Company’s short-term incentive programs at a level commensurate with his previous salary.

The foregoing summary of the Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On March 24, 2020, in response to the widespread COVID-19 epidemic, the Company temporarily closed a majority of its Barnes & Noble College (“BNC”) campus bookstores as the schools they served closed and/or transitioned to online learning. On April 2, 2020, the Company disseminated an internal memorandum to its employees communicating that, beginning April 6, 2020, it will be instituting a furlough program impacting the majority of the BNC workforce and a select number of employees from the Company’s other segments, as well as announcing other initiatives being taken by the Company with respect to its response to the impacts of the COVID-19 epidemic on the Company’s business (“Employee Memorandum”). The Employee Memorandum also notes that the Company’s MBS Textbook Exchange subsidiary and its warehouse distribution operations in Columbia, MO are continuing to operate as an essential business in support of the delivery of course materials to the Company’s virtual and physical store customers.

The foregoing summary of the Employee Memorandum is not complete and is qualified in its entirety by reference to the full text of the Employee Memorandum, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Employee Memorandum shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated April 1, 2020 between the Company and Michael P. Huseby.

99.1	Employee Memorandum, dated April 2, 2020, from Michael P. Huseby, Chairman and Chief Executive Officer.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 2, 2020
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Michael C. Miller
Name:     Michael C. Miller

Title:	Executive Vice President, Corporate Affairs and Chief Legal Officer